Exhibit 21.1
Subsidiaries of Charter Communications, Inc.
Entity Jurisdiction and Type
December 31, 2014

Entity Name	Jurisdiction and Type

Charter Communications, Inc.	Delaware corporation (Parent Company)
ACTV Transfers V, LLC	Delaware limited liability company
American Cable Entertainment Company, LLC	Delaware limited liability company
Athens Cablevision, Inc.	Delaware corporation
Ausable Cable TV, Inc.	New York corporation
Bresnan Broadband Holdings, LLC	Delaware limited liability company
Bresnan Broadband of Colorado, LLC	Colorado limited liability company
Bresnan Broadband of Montana, LLC	Montana limited liability company
Bresnan Broadband of Utah, LLC	Utah limited liability company
Bresnan Broadband of Wyoming, LLC	Wyoming limited liability company
Bresnan Communications, LLC	Delaware limited liability company
Bresnan Digital Services, LLC	Delaware limited liability company
Bresnan Microwave of Montana, LLC	Delaware limited liability company
Cable Equities Colorado, LLC	Delaware limited liability company
Cable Equities of Colorado Management Corp.	Colorado corporation
CC 10, LLC	Delaware limited liability company
CC Fiberlink, LLC	Delaware limited liability company
CC Michigan, LLC	Delaware limited liability company
CC Systems, LLC	Delaware limited liability company
CC V Holdings, LLC	Delaware limited liability company
CC VI Fiberlink, LLC	Delaware limited liability company
CC VI Operating Company, LLC	Delaware limited liability company
CC VII Fiberlink, LLC	Delaware limited liability company
CC VIII Fiberlink, LLC	Delaware limited liability company
CC VIII Holdings, LLC	Delaware limited liability company
CC VIII Leasing of Wisconsin, LLC	Wisconsin limited liability company
CC VIII Operating, LLC	Delaware limited liability company
CC VIII, LLC	Delaware limited liability company
CCH I Charter Merger Sub, LLC	Delaware limited liability company
CCH I Holdings, LLC	Delaware limited liability company
CCH I, LLC	Delaware limited liability company
CCH I Spinco Sub, LLC	Delaware limited liability company
CCH II, LLC	Delaware limited liability company
CCH II Capital Corp.	Delaware corporation
CCHC, LLC	Delaware limited liability company
CCI Exchange I, LLC	Delaware limited liability company
CCO Fiberlink, LLC	Delaware limited liability company
CCO Holdco Transfers VII, LLC	Delaware limited liability company
CCO Holdings, LLC	Delaware limited liability company
CCO Holdings Capital Corp.	Delaware corporation
CCO LP, LLC	Delaware limited liability company
CCO NR Holdings, LLC	Delaware limited liability company

Subsidiaries of Charter Communications, Inc.
Entity Jurisdiction and Type
December 31, 2014

Entity Name	Jurisdiction and Type

CCO Purchasing, LLC	Delaware limited liability company
CCO Safari, LLC	Delaware limited liability company
CCO SoCal I, LLC	Delaware limited liability company
CCO SoCal II, LLC	Delaware limited liability company
CCO SoCal Vehicles, LLC	Delaware limited liability company
CCO Transfers, LLC	Delaware limited liability company
CCOH Safari, LLC	Delaware limited liability company
Charter Advanced Services (AL), LLC	Delaware limited liability company
Charter Advanced Services (CA), LLC	Delaware limited liability company
Charter Advanced Services (CO), LLC	Delaware limited liability company
Charter Advanced Services (CT), LLC	Delaware limited liability company
Charter Advanced Services (GA), LLC	Delaware limited liability company
Charter Advanced Services (IL), LLC	Delaware limited liability company
Charter Advanced Services (IN), LLC	Delaware limited liability company
Charter Advanced Services (KY), LLC	Delaware limited liability company
Charter Advanced Services (LA), LLC	Delaware limited liability company
Charter Advanced Services (MA), LLC	Delaware limited liability company
Charter Advanced Services (MI), LLC	Delaware limited liability company
Charter Advanced Services (MN), LLC	Delaware limited liability company
Charter Advanced Services (MO), LLC	Delaware limited liability company
Charter Advanced Services (MS), LLC	Delaware limited liability company
Charter Advanced Services (MT), LLC	Delaware limited liability company
Charter Advanced Services (NC), LLC	Delaware limited liability company
Charter Advanced Services (NE), LLC	Delaware limited liability company
Charter Advanced Services (NH), LLC	Delaware limited liability company
Charter Advanced Services (NV), LLC	Delaware limited liability company
Charter Advanced Services (NY), LLC	Delaware limited liability company
Charter Advanced Services (OH), LLC	Delaware limited liability company
Charter Advanced Services (OR), LLC	Delaware limited liability company
Charter Advanced Services (PA), LLC	Delaware limited liability company
Charter Advanced Services (SC), LLC	Delaware limited liability company
Charter Advanced Services (TN), LLC	Delaware limited liability company
Charter Advanced Services (TX), LLC	Delaware limited liability company
Charter Advanced Services (UT), LLC	Delaware limited liability company
Charter Advanced Services (VA), LLC	Delaware limited liability company
Charter Advanced Services (VT), LLC	Delaware limited liability company
Charter Advanced Services (WA), LLC	Delaware limited liability company
Charter Advanced Services (WI), LLC	Delaware limited liability company
Charter Advanced Services (WV), LLC	Delaware limited liability company
Charter Advanced Services (WY), LLC	Delaware limited liability company
Charter Advanced Services VIII (MI), LLC	Delaware limited liability company
Charter Advanced Services VIII (MN), LLC	Delaware limited liability company

Subsidiaries of Charter Communications, Inc.
Entity Jurisdiction and Type
December 31, 2014

Entity Name	Jurisdiction and Type

Charter Advanced Services VIII (WI), LLC	Delaware limited liability company
Charter Advertising of Saint Louis, LLC	Delaware limited liability company
Charter Cable Leasing of Wisconsin, LLC	Wisconsin limited liability company
Charter Cable Operating Company, L.L.C.	Delaware limited liability company
Charter Cable Partners, L.L.C.	Delaware limited liability company
Charter Communications Entertainment I, LLC	Delaware limited liability company
Charter Communications Entertainment II, LLC	Delaware limited liability company
Charter Communications Entertainment, LLC	Delaware limited liability company
Charter Communications Holding Company, LLC	Delaware limited liability company
Charter Communications Holdings LLC	Delaware limited liability company
Charter Communications, LLC	Delaware limited liability company
Charter Communications of California, LLC	Delaware limited liability company
Charter Communications Operating, LLC	Delaware limited liability company
Charter Communications Operating Capital Corp.	Delaware corporation
Charter Communications Properties LLC	Delaware limited liability company
Charter Communications V, LLC	Delaware limited liability company
Charter Communications Ventures, LLC	Delaware limited liability company
Charter Communications VI, LLC	Delaware limited liability company
Charter Communications VII, LLC	Delaware limited liability company
Charter Distribution, LLC	Delaware limited liability company
Charter Fiberlink - Alabama, LLC	Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC	Delaware limited liability company
Charter Fiberlink CA-CCO, LLC	Delaware limited liability company
Charter Fiberlink CC VIII, LLC	Delaware limited liability company
Charter Fiberlink CCO, LLC	Delaware limited liability company
Charter Fiberlink CT-CCO, LLC	Delaware limited liability company
Charter Fiberlink - Georgia, LLC	Delaware limited liability company
Charter Fiberlink - Illinois, LLC	Delaware limited liability company
Charter Fiberlink LA-CCO, LLC	Delaware limited liability company
Charter Fiberlink MA-CCO, LLC	Delaware limited liability company
Charter Fiberlink - Michigan, LLC	Delaware limited liability company
Charter Fiberlink - Missouri, LLC	Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC	Delaware limited liability company
Charter Fiberlink NC-CCO, LLC	Delaware limited liability company
Charter Fiberlink - Nebraska, LLC	Delaware limited liability company
Charter Fiberlink NH-CCO, LLC	Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC	Delaware limited liability company
Charter Fiberlink NY-CCO, LLC	Delaware limited liability company
Charter Fiberlink OH-CCO, LLC	Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC	Delaware limited liability company
Charter Fiberlink - Pennsylvania, LLC	Delaware limited liability company
Charter Fiberlink SC-CCO, LLC	Delaware limited liability company

Subsidiaries of Charter Communications, Inc.
Entity Jurisdiction and Type
December 31, 2014

Entity Name	Jurisdiction and Type

Charter Fiberlink - Tennessee, LLC	Delaware limited liability company
Charter Fiberlink TX-CCO, LLC	Delaware limited liability company
Charter Fiberlink VA-CCO, LLC	Delaware limited liability company
Charter Fiberlink VT-CCO, LLC	Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC	Delaware limited liability company
Charter Gateway, LLC	Delaware limited liability company
Charter Helicon, LLC	Delaware limited liability company
Charter Home Security, LLC	Delaware limited liability company
Charter Investment, LLC	Delaware limited liability company
Charter RMG, LLC	Delaware limited liability company
Charter Stores FCN, LLC	Delaware limited liability company
Charter Video Electronics, Inc.	Minnesota corporation
Dalton Cablevision, Inc.	Delaware corporation
Falcon Cable Communications, LLC	Delaware limited liability company
Falcon Cable Media, a California Limited Partnership	California limited partnership
Falcon Cable Systems Company II, L.P.	California limited partnership
Falcon Cablevision, a California Limited Partnership	California limited partnership
Falcon Community Cable, L.P.	Delaware limited partnership
Falcon Community Ventures I, Limited Partnership	California limited partnership
Falcon First Cable of the Southeast, Inc.	Delaware corporation
Falcon First, Inc.	Delaware corporation
Falcon Telecable, a California Limited Partnership	California limited partnership
Falcon Video Communications, L.P.	Delaware limited partnership
Helicon Group, L.P., The	Delaware limited partnership
Helicon Partners I, L.P.	Delaware limited partnership
Hometown T.V., Inc.	New York corporation
HPI Acquisition Co., L.L.C.	Delaware limited liability company
Interlink Communications Partners, LLC	Delaware limited liability company
Long Beach, LLC	Delaware limited liability company
Marcus Cable Associates, L.L.C.	Delaware limited liability company
Marcus Cable of Alabama, L.L.C.	Delaware limited liability company
Marcus Cable, Inc.	Delaware corporation
Midwest Cable Communications, Inc.	Minnesota corporation
PCI Transfers VI, LLC	Delaware limited liability company
Peachtree Cable TV, L.P.	Georgia limited partnership
Peachtree Cable T.V., LLC	Delaware limited liability company
Phone Transfers (AL), LLC	Delaware limited liability company
Phone Transfers (CA), LLC	Delaware limited liability company
Phone Transfers (GA), LLC	Delaware limited liability company
Phone Transfers (NC), LLC	Delaware limited liability company
Phone Transfers (TN), LLC	Delaware limited liability company
Phone Transfers (VA), LLC	Delaware limited liability company

Subsidiaries of Charter Communications, Inc.
Entity Jurisdiction and Type
December 31, 2014

Entity Name	Jurisdiction and Type

Plattsburgh Cablevision, Inc.	Delaware corporation
Renaissance Media, LLC	Delaware limited liability company
Rifkin Acquisition Partners, LLC	Delaware limited liability company
RMG Transfers III, LLC	Delaware limited liability company
Robin Media Group, Inc.	Nevada corporation
Scottsboro TV Cable, Inc.	Alabama corporation
Tennessee, LLC	Delaware limited liability company
Tioga Cable Company, Inc.	Pennsylvania corporation
Vista Broadband Communications, LLC	Delaware limited liability company
VOIP Transfers (AL), LLC	Delaware limited liability company
VOIP Transfers (CA) LLC	Delaware limited liability company
VOIP Transfers (GA), LLC	Delaware limited liability company
VOIP Transfers (NC), LLC	Delaware limited liability company
VOIP Transfers (TN), LLC	Delaware limited liability company
VOIP Transfers (VA), LLC	Delaware limited liability company

Adcast North Carolina Cable Advertising, LLC	Joint Venture - Class B Member
Adlink Cable Advertising, LLC	Joint Venture - Class A Member
Charlotte Cable Advertising Interconnect, LLC	Joint Venture - Class B Member
Pacific Microwave	Joint Venture
TWC/Charter Dallas Cable Advertising, LLC	Joint Venture - Class B Member
TWC/Charter Green Bay Cable Advertising, LLC	Joint Venture - Class B Member
TWC/Charter Los Angeles Cable Advertising, LLC	Joint Venture - Class A Member